OPPENHEIMER DISCIPLINED ALLOCATION FUND
                   Supplement dated November 1, 2000 to the
Prospectus dated February 28, 2000

This supplement replaces the June 12, 2000 supplement. The Prospectus is changed as follows:

1. The section entitled "Portfolio Managers" on page 13 is replaced by the following paragraphs:

      Portfolio Managers. Effective November 1, 2000, the Fund is managed by a team of portfolio managers consisting of Bruce Bartlett, John Kowalik, and Christopher Leavy. Messrs. Kowalik, Bartlett and Leavy are Senior Vice Presidents of the Manager, Vice Presidents of the Fund and all serve as officers and portfolio managers of other Oppenheimer funds.

      Prior to joining the Manager in April 1995, Mr. Bartlett was a Vice President and Senior Portfolio Manager at First of America Investment Corp. (September 1986 - April 1995). Before joining the Manager in July 1998, Mr. Kowalik was managing director and senior portfolio manager for Prudential Investments Global Advisors (1989 - June 1998). Prior to joining the Manager in September 2000, Mr. Leavy was a portfolio manager of Morgan Stanley Dean Witter Investment (from 1997), prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995).

2. The following paragraphs are added to the end of the section captioned "How the Fund is Managed" on Page 13:

      The Board of Directors of the Fund determined that it was in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Total Return Fund, Inc. ("Total Return Fund"). The Board unanimously approved an agreement and plan of reorganization between these funds and the transactions contemplated thereby (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

      An adjourned meeting of the shareholders of the Fund was held on October 20, 2000 to vote on the reorganization. At the shareholder meeting held on that date, the proposal did not receive the requisite shareholder vote. Accordingly, the Fund will not reorganize into Total Return Fund at this time. There is no imminent plan to re-propose the reorganization of the Fund.


November 1, 2000                                              PS0205.011

                   OPPENHEIMER DISCIPLINED ALLOCATION FUND
                   Supplement dated November 1, 2000 to the
         Statement of Additional Information dated February 28, 2000

This supplement replaces the June 12, 2000 supplement. The Statement of Additional Information is revised as follows:

1. The biographical information for Peter Antos, Stephen Libera, Michael Strathearn, Kenneth White and Arthur Zimmer is deleted and the following biographical information is added in the subsection titled "Directors and Officers of the Fund" on page 36, directly above the biographical information for Andrew J. Donohue:

      Bruce Bartlett, Vice President and Portfolio Manager, Age: 50 Two World Trade Center, New York, New York 10048-0203 Senior Vice President (since January 1999) of the Manager; an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in April, 1995, he was a Vice President and Senior Portfolio Manager at First of America Investment Corp. (September 1986 - April 1995).

      John Kowalik, Vice President and Portfolio Manager, Age: 43 Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President of the Manager (since July 1998); an officer of other Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989 - June 1998).

      Christopher Leavy, Vice President and Portfolio Manager, Age: 29 Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since September 2000) of the Manager. Prior to joining the Manager in September 2000, he was a portfolio manager of Morgan Stanley Dean Witter Investment (from 1997), prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995).


















November 1, 2000                                                    PX0205.005